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                                THE GALAXY FUND

                             GALAXY PRIME RESERVES
                          GALAXY GOVERNMENT RESERVES
                          GALAXY TAX-EXEMPT RESERVES

                                RESERVE SHARES

             SUPPLEMENT DATED JUNE 6, 2005 TO THE PROSPECTUS DATED
                               FEBRUARY 28, 2005

   The Board of Trustees of The Galaxy Fund ("Galaxy") has determined that it is in the best interest of the Galaxy Prime Reserves, Galaxy Government Reserves and Galaxy Tax-Exempt Reserves (each, a "Fund", and collectively, the "Funds") to liquidate and terminate each Fund. On June 2, 2005, the Board approved a plan of liquidation (each, a "Plan of Liquidation") for each Fund. Under the Plan of Liquidation, the portfolio securities and other assets of the Fund will be sold for cash or cash equivalents. The officers of Galaxy are authorized to establish a date (the "Liquidation Date") following the sale of the Fund's portfolio securities on which the Fund will make a final liquidating distribution equal to the net asset value of the Fund to shareholders of record on the Liquidation Date. The Liquidation Date is currently expected to occur on or about June 13, 2005.

   Prior to the Liquidation Date, current shareholders may continue to purchase and redeem their shares of the Funds in the manner described in the prospectus under "How to Invest in the Funds."